                                                                   EXHIBIT 10.13

                             EXCLUSIVITY AGREEMENT

     AGREEMENT dated as of April 9, 1998 among Morgan Stanley Capital Partners III, L.P., a Delaware limited partnership ("MSCP III"), MSCP III 892 Investors, L.P., a Delaware limited partnership ("892 Investors"), Morgan Stanley Capital Investors, L.P., a Delaware limited partnership ("MSCI", and together with MSCP III and 892 Investors, the "MSCP Funds"), and Rodney Cornelius, Michael J. Egan, Darlene Fedun, Mark Halpin, Fred Schulte and David L. Testa (each, a "Management Investor" and, collectively, the "Management Investors").

     WHEREAS, the parties hereto have entered into the Limited Liability Company Agreement (the "MSCP Carry Agreement") of MSCP Carry LLC ("MSCP Carry") dated as of April 9, 1998;

     WHEREAS, the MSCP Funds, TWI Cable Inc., a Delaware corporation ("Time Warner"), and the Management Investors have entered into the Amended and Restated Limited Liability Company Agreement of Renaissance Media Holdings LLC ("Renaissance Holdings") dated as of April 9, 1998, as contemplated to be further amended and restated effective as of April 17, 1998 as the Second Amended and Restated Limited Liability Company Agreement of Renaissance Holdings among MSCP Carry, TWI Cable Carry LLC, a Delaware limited liability company, and the Management Investors, as it may be further amended, modified, supplemented or restated from time to time (the "Holdings LLC Agreement");

     WHEREAS, Renaissance Media (Louisiana) LLC and Renaissance Media (Tennessee) LLC, each an indirect wholly-owned subsidiary of Renaissance Holdings, have entered into the Amended and Restated Limited Liability Company Agreement of Renaissance Media LLC ("Renaissance Media") dated as of April 9, 1998;

     WHEREAS, each of the Management Investors has entered into an employment agreement (each, an "Employment Agreement" and collectively, the "Employment Agreements") with Renaissance Media dated as of the date hereof pursuant to which each Management Investor has agreed to spend substantially all of his or her business time in the performance of his or her duties thereunder;

     "Designated Cable System" means any cable television system located in the United States or any business or Person whose assets consist (either directly or through its Subsidiaries) of any such cable television system.

     "EBITDA" means, for any period, the net income of the Company for such period, adjusted to exclude the effect of any extraordinary or other non-recurring gain or loss for such period plus, to the extent deducted in determining the net income of the Company for such period, (i) the aggregate amount of interest expense for such period, (ii) the aggregate amount of income tax for such period and (iii) the aggregate amount of depreciation, amortization (including amortization of goodwill and other intangibles) and other similar non-cash charges for such period.

     "Invest" means to participate in (as a partner, stockholder, founder, or other equityholder), make a loan or provide financial assistance to, invest in, purchase or otherwise acquire an interest in, directly or indirectly, any Designated Cable System, and "Investment" means any such participation, making of a loan or provision of financial assistance, investment, purchase or other acquisition of an interest in, directly or indirectly, any Designated Cable System.

     "Manage" means to manage, operate or develop, participate in (as a director, officer, employee or consultant), or provide services to, directly or indirectly, any Designated Cable System.

     "Subscriber" has the meaning assigned to such term in the Asset Purchase Agreement dated as of November 14, 1997, as amended, between Renaissance Holdings and TWI Cable Inc., except that (i) the definition of "System" as used in such term shall be deemed to include any Designated Cable System acquired by the Company following the date hereof and (ii) the definition of "Tier Cable" as used in such term shall be deemed to include cable television services offered to subscribers within any such additional Designated Cable System, which services are comparable to those currently identified in the definition of "Tier Cable."

     Section 2. Management Investors Exclusivity. (a) Prior to the third anniversary of the date hereof for so long as any Management Investor is employed by the Company or its Affiliates, such Management Investor and his or her Affiliates will not Manage or Invest in any Designated Cable System without the prior written consent of the MSCP Funds. Following the third anniversary of the date hereof for so long as any Management Investor is employed by the Company or its Affiliates, such Management Investor and his or her Affiliates
(i) will not Manage any Designated Cable System without the prior written consent of the MSCP Funds and (ii) may Invest in a Designated Cable System (other than as a holder of less than 1% of the outstanding capital stock of a publicly traded corporation) only if such Management Investor first offers the MSCP Funds the opportunity to participate in such Investment by delivery of written notice (the "Investment Notice") to MSCP III describing such opportunity and the terms of the proposed investment or participation therein; provided that such Management Investor may, without the prior written consent of the MSCP Funds, Manage a Designated Cable System in which such Management Investor has Invested in accordance with this Section 2. Within 30 days following receipt of the Investment Notice, MSCP III shall deliver written notice (the "Response Notice") to the Management Investor stating whether or not the MSCP Funds (or Renaissance Media, as assignee) wish to participate in such Investment. If the MSCP Funds decline to pursue such Investment, then, subject to Section 2(b) below, such Management Investor may pursue the Investment independently; provided that (i) the terms of any such Investment, taken as a whole, are not materially more favorable than those offered to the MSCP Funds, (ii) the Benchmarks were achieved as of the third anniversary of the date hereof, (iii) the obligations of such Management Investor in connection with such Investment would not be inconsistent with his or her obligations under any employment agreement entered into with the Company or any of its Affiliates, (iv) the scope and nature of the Designated Cable System which is the subject of such Investment are consistent with the strategic objective (described in Section 2.03(b) of the Holdings LLC Agreement) of Renaissance Holdings and its Affiliates, including the Company, (v) the Designated Cable System which is the subject of such Investment does not involve cable television systems that are contiguous to the cable television systems then owned by the Company or that are located within 100 miles of the principal headend of an existing cable television system then owned by the Company, and (vi) the Company has fewer than 400,000 Subscribers as of the date of the Response Notice.

     (b) (i) If the MSCP Funds decline to participate in any Investment offered to them pursuant to Section 2(a) and if any Management Investor intends to pursue such Investment independently, then prior to consummating such Investment such Management Investor must deliver written notice (an "Offer Notice") of such transaction to MSCP III setting forth the terms and conditions of such Investment to the extent that the terms of such Investment, taken as a whole, are materially more favorable than those initially offered to the MSCP Funds.

          (ii) The MSCP Funds shall have the right, exercisable by the delivery of written notice (a "Notice of Exercise") to such Management Investor within 15 Business Days after the date of delivery of such Offer Notice, to participate in such Investment on such terms and conditions set forth in such Offer Notice.

          (iii) If the MSCP Funds do not deliver a Notice of Exercise within 15 Business Days after delivery of an Offer Notice, such Management Investor shall have the right for a period of 270 days from the earlier of (x) the 15th Business Day following delivery of such Offer Notice and (y) the date on which such Management Investor receives written notice from the MSCP Funds to the effect that they have elected not to participate in such Investment on the terms described in the Offer Notice, to consummate the Investment described in the Offer Notice on the terms and conditions specified therein. In the event that such Management Investor shall not have consummated such Investment in accordance with the immediately preceding sentence before the expiration of the 270-day period described therein, then such Management Investor may not consummate such Investment without again complying with the provisions of this Section 2(b).

     Section 3. MSCP III Exclusivity. Prior to the third anniversary of the date hereof, the MSCP Funds will not purchase or acquire (other than through Renaissance Holdings or its Subsidiaries or otherwise together with the Management Investors), directly or indirectly, a controlling interest in any Person that owns or manages a Designated Cable System the purchase or acquisition of which would be consistent with the Company's business plan and acquisition strategy in effect at such time; provided that the foregoing prohibition shall not apply (i) if the Company has failed to achieve the Benchmarks as of the date of the definitive documentation entered into by the MSCP Funds with respect to such purchase or acquisition, (ii) if the Company has at least 400,000 Subscribers as of the date of such definitive documentation,
(iii) to any acquisition of a diversified business having cable television systems included among its assets unless the gross revenues of such diversified business are primarily attributable to such cable television systems, or (iv) to any transaction that is not reasonably likely to be offered or made available to the Company (including, without limitation, any opportunity offered only to financial investors or only to the MSCP Funds directly, any opportunity that is of a size or scale that would not be reasonably possible for the Company to undertake given the size and resources of the Company, or any opportunity that is inconsistent with the Company's business plan and business strategy at such time).

     Section 4. Miscellaneous. (a) Notices. All notices, requests and other communications to any party shall be in writing (including facsimile or similar writing) and shall be given, if to any MSCP Fund, to:

          MSCP III
          c/o Morgan Stanley Capital Partners III, Inc.
          1221 Avenue of the Americas
          New York, New York 10021
          Facsimile No.: (212) 762-7951
          Attention: General Counsel

     with a copy to:

          Davis Polk & Wardwell
          450 Lexington Avenue
          New York, New York 10017
          Facsimile: (212) 450-4800
          Attention: Carole Schiffman, Esq.

     if to any Management Investor, to the
     address of such Management Investor
     indicated on the signature pages hereto,

or to such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other parties. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5 p.m. in the place of receipt and such day is a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding Business Day in the place of receipt.

     (b) Amendments; Waivers. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by (i) the MSCP Funds and (ii) either all of the Management Investors or all but one of the Management Investors, or in the case of a waiver, by the party or parties against whom the waiver is to be effective; provided that any amendment that adversely affects a Management Investor and does not affect other Management Investors in a similar manner shall also require the consent of the Management Investor so affected in addition to the required consents described above. Except as expressly set forth herein, no failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as otherwise provided herein, the rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     (c) Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid in the manner contemplated by the Holdings LLC Agreement.

     (d) Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective personal or legal representatives, executors, administrators, successors, heirs, legatees, devisees and permitted assigns. This Agreement is for the sole benefit of the parties hereto and, except as otherwise contemplated herein, nothing herein expressed or implied shall give or be construed to give any Person (including Time Warner, either directly or indirectly through its equity interest in TWI Cable Carry LLC or such entity's equity interest in Renaissance Holdings), other than the parties hereto, any legal or equitable rights hereunder. This Agreement shall not be assignable by any party hereto without the prior written consent of (i) each MSCP Fund and (ii) a majority of the Management Investors (excluding for this purpose the Percentage Interest of any Management Investor requesting such assignment); provided that the MSCP Funds may assign (in whole or in part) their rights under Section 2 of this Agreement to Renaissance Media or its Affiliates without the consent of any party hereunder.

     (e) Headings. Headings are for ease of reference only and shall not form a part of this Agreement.

     (f) Governing Law; Jurisdiction. This Agreement shall be construed and interpreted in accordance with and governed by the law of the State of Delaware without giving effect to the principles of conflicts of laws thereof. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the United States Court for the District of Delaware and the Chancery Court of the State of Delaware (and of the appropriate appellate courts therefrom), and each of the parties hereby consents to the exclusive jurisdiction of such courts in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient form. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 5(a) shall be deemed effective service of process on such party. Nothing herein shall affect the right of any party to serve legal process in any other manner permitted by law or at equity or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction. WITH RESPECT TO A PROCEEDING IN ANY SUCH COURT, EACH OF THE PARTIES IRREVOCABLY WAIVES AND RELEASES TO THE OTHER PARTIES HERETO ITS RIGHT TO A TRIAL BY JURY, AND AGREES THAT IT WILL NOT SEEK A TRIAL BY JURY IN ANY SUCH PROCEEDING.

     (g) Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original.

     (h) Severability. In case any one or more of the provisions or part of a provision contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall be deemed not to affect any other provision or part of a provision of this Agreement, but the Agreement shall be reformed and construed as if such provision or part of a provision held to be invalid, illegal unenforceable had never been contained herein and such provision or part reformed so that it would be valid, legal and enforceable to the maximum extent possible.

     (i) Further Assurances. The parties hereto will execute and deliver such further instruments and do such further acts and things as may be required to carry out the intent and purpose of this Agreement.

     (j) Remedies. Except as otherwise specifically provided for in this Agreement, (i) the rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law and (ii) the parties hereto acknowledge and agree that in the event of any breach of this Agreement, the parties would be irreparably harmed and could not be made whole by monetary damages. Each party hereto accordingly agrees (i) not to assert by way of defense or otherwise that a remedy at law would be adequate and (ii) that, in addition to any other remedy to which it may be entitled, that the remedy of specific performance of this Agreement is appropriate in any action in court.

     (k) Termination. This Agreement shall terminate with respect to any Management Investor (and such Management Investor shall cease to have any rights or obligations hereunder, and shall be disregarded for purposes of obtaining any consents or approvals required hereunder) on the date on which such Management Investor ceases to be employed by the Company or any of its Affiliates.

     (l) Entire Agreement. This Agreement and each other Transaction Document, including the exhibits and schedules thereto, constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof, and supersede all other prior agreements or undertakings with respect thereto, both written and oral. The parties acknowledge and agree that no representations, warranties, instruments, promises, understandings or conditions have been made or relied upon by the parties or any of their Affiliates in connection with the transactions contemplated hereby except as set forth herein and therein.

          In Witness Whereof, the parties hereto have entered into this Exclusivity Agreement or have caused this Exclusivity Agreement to be duly executed by their respective authorized officers, in each case as of the day and year first above written.

                                          MORGAN STANLEY CAPITAL
                                          PARTNERS III, L.P.

                                          By:  MSCP III, L.P.,
                                               as General Partner

                                          By:  MORGAN STANLEY CAPITAL
                                               PARTNERS III, INC, as General
                                               Partner



                                          By:  /s/ Lawrence B. Sorrel
                                               ---------------------------------
                                               Name:  Lawrence B. Sorrel
                                               Title: Managing Director


                                          By:  /s/ Michael M. Janson
                                               ---------------------------------
                                               Name:  Michael M. Janson
                                               Title: Managing Director

                                   MSCP III 892 INVESTORS, L.P.

                                   By:  MSCP III, L.P.,
                                        as General Partner

                                   By:  MORGAN STANLEY CAPITAL
                                        PARTNERS III, INC, as General Partner


                                   By:  /s/ Lawrence B. Sorrel
                                        ----------------------------------------
                                        Name:  Lawrence B. Sorrel
                                        Title: Managing Director


                                   By:  /s/ Michael M. Janson
                                        ----------------------------------------
                                        Name:  Michael Janson
                                        Title: Managing Director



                                   MORGAN STANLEY CAPITAL INVESTORS, L.P.,

                                   By:  MSCP III, L.P., as General Partner

                                   By:  MORGAN STANLEY CAPITAL PARTNERS III,
                                        INC., as General Partner


                                   By:  /s/ Lawrence B. Sorrel
                                        ----------------------------------------
                                        Name:  Lawrence B. Sorrel
                                        Title: Managing Director


                                   By:  /s/ Michael M. Janson
                                        ----------------------------------------
                                        Name: Michael M. Janson
                                        Title: Managing Director

                                        /s/ Rodney Cornelius
                                        ----------------------------------------
                                        Rodney Cornelius
                                        Address:  One Cablevision Center
                                                  Suite 100
                                                  Ferndale, NY 12734
                                                  Facsimile No.: (914) 295-2601

                                        /s/ Michael J. Egan
                                        ----------------------------------------
                                        Michael J. Egan
                                        Address:  One Cablevision Center
                                                  Suite 100
                                                  Ferndale, NY 12734
                                                  Facsimile No.: (914) 295-2601

                                        /s/ Darlene Fedun
                                        ----------------------------------------
                                        Darlene Fedun
                                        Address:  One Cablevision Center
                                                  Suite 100
                                                  Ferndale, NY 12734
                                                  Facsimile No.: (914) 295-2601

                                        /s/ Mark Halpin
                                        ----------------------------------------
                                        Mark Halpin
                                        Address:  One Cablevision Center
                                                  Suite 100
                                                  Ferndale, NY 12734
                                                  Facsimile No.: (914) 295-2601

                                        /s/ Fred Schulte
                                        ----------------------------------------
                                        Fred Schulte
                                        Address:  One Cablevision Center
                                                  Suite 100
                                                  Ferndale, NY 12734
                                                  Facsimile No.: (914) 295-2601

                                        /s/ David L. Testa
                                        ----------------------------------------
                                        David L. Testa
                                        Address:  One Cablevision Center
                                                  Suite 100
                                                  Ferndale, NY 12734
                                                  Facsimile No.: (914) 295-2601